Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies [Abstract]
Commitments and Contingencies
24.	Commitments and Contingencies

Pursuant to the master development agreement (See Note 1), the Company is required to pay an upfront franchise fee for each Company owned and operated store and franchise store, and a continuing franchise fee for each Company owned and operated store and franchise store, calculated as certain percentage of the store’s monthly gross sales, depending on when the store is opened. The upfront franchise fee and continuing franchise fee were RMB7,813,087 and RMB49,935,665 for the year ended December 31, 2025, and RMB10,299,855 and RMB48,435,412 for the year ended December 31, 2024, respectively. The outstanding accrued franchise fee due to THRI were RMB8,732,153 and RMB24,640,581 as of December 31, 2025 and 2024, respectively, which were recorded as amount due to related parties on the consolidated balance sheets.